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                                                                    Exhibit 21.1

                             SUBSIDIARIES OF NORCAL

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

1.  CORPORATIONS

==========================================================================================================================
             COMPANY (LEGAL NAME)                          STATE OF                      DOING BUSINESS AS
                                                         INCORPORATION
- --------------------------------------------------------------------------------------------------------------------------
Alta Environmental Services, Inc.                         California
- --------------------------------------------------------------------------------------------------------------------------
Alta Equipment Leasing Co., Inc.                          California
- --------------------------------------------------------------------------------------------------------------------------
Auburn Placer Disposal Service                            California
- --------------------------------------------------------------------------------------------------------------------------
B&J Drop Box                                              California
- --------------------------------------------------------------------------------------------------------------------------
Bay Scene Investments, Inc.                               California
- --------------------------------------------------------------------------------------------------------------------------
Biosystems Management, Inc.                               California
- --------------------------------------------------------------------------------------------------------------------------
Buonaterra, Inc.                                          California                  Almaden Disposal & Recycling
                                                                                        DeAnza Disposal & Recycling
                                                                                        Stevens Creek Disposal &
                                                                                        Recycling
- --------------------------------------------------------------------------------------------------------------------------
City Garbage Company of Eureka                            California
- --------------------------------------------------------------------------------------------------------------------------
Consolidated Environmental                                California                  Consolidated Debris Box Service,
Industries, Inc.                                                                        Inc.
- --------------------------------------------------------------------------------------------------------------------------
Del Norte Disposal, Inc.                                  California
- --------------------------------------------------------------------------------------------------------------------------
Del Norte Recovery, Inc.                                  California
- --------------------------------------------------------------------------------------------------------------------------
Dixon Sanitary Service                                    California
- --------------------------------------------------------------------------------------------------------------------------
Envirocal, Inc.                                           California
- --------------------------------------------------------------------------------------------------------------------------
Envirocom Data Services, Inc.                             California
- --------------------------------------------------------------------------------------------------------------------------
Excel Environmental, Inc.                                 California
- --------------------------------------------------------------------------------------------------------------------------
Foothill Disposal Co., Inc.                               California
- --------------------------------------------------------------------------------------------------------------------------
Golden Gate Disposal & Recycling                          California
Company
- --------------------------------------------------------------------------------------------------------------------------
Integrated Environmental Systems,                         California
Inc.
- --------------------------------------------------------------------------------------------------------------------------
Los Altos Garbage Company                                 California
- --------------------------------------------------------------------------------------------------------------------------
Macor, Inc.                                               California
- --------------------------------------------------------------------------------------------------------------------------
Mason Land Reclamation Company,                            Missouri
Inc.
- --------------------------------------------------------------------------------------------------------------------------
Norcal/San Bernardino, Inc.                               California
- --------------------------------------------------------------------------------------------------------------------------
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
==========================================================================================================================
             COMPANY (LEGAL NAME)                          STATE OF                      DOING BUSINESS AS
                                                        INCORPORATION
- --------------------------------------------------------------------------------------------------------------------------
Norcal/San Diego, Inc.                                    California
- --------------------------------------------------------------------------------------------------------------------------
Norcal Waste Services of Sacramento,                      California
Inc.
- --------------------------------------------------------------------------------------------------------------------------
Norcal Waste Solutions, Inc.                              California                 Norcal Engineering &
                                                                                       Construction Services
- --------------------------------------------------------------------------------------------------------------------------
OMIRP, Inc.                                               California
- --------------------------------------------------------------------------------------------------------------------------
Orogate, Inc.                                             California
- --------------------------------------------------------------------------------------------------------------------------
Oroville Solid Waste Disposal, Inc.                       California
- --------------------------------------------------------------------------------------------------------------------------
San Bruno Garbage Co., Inc.                               California
- --------------------------------------------------------------------------------------------------------------------------
Sanitary Fill Company                                     California
- --------------------------------------------------------------------------------------------------------------------------
South Valley Refuse Disposal, Inc.                        California                 South Valley Disposal &
                                                                                       Recycling, Inc.
- --------------------------------------------------------------------------------------------------------------------------
Southern Humboldt Disposal Service,                       California
Inc.
- --------------------------------------------------------------------------------------------------------------------------
Sunco Investments, Inc.                                   California
- --------------------------------------------------------------------------------------------------------------------------
Sunset Properties, Inc.                                   California
- --------------------------------------------------------------------------------------------------------------------------
Sunset Scavenger Company                                  California
- --------------------------------------------------------------------------------------------------------------------------
Vacaville Sanitary Service                                California
- --------------------------------------------------------------------------------------------------------------------------
Vallejo Garbage Service, Inc.                             California
- --------------------------------------------------------------------------------------------------------------------------
West Coast Recycling Co.                                  California                 Norcal Recycling Buy Back
                                                                                       Centers
- --------------------------------------------------------------------------------------------------------------------------
Western Placer Recovery Company                           California
- --------------------------------------------------------------------------------------------------------------------------
Yuba Sutter Disposal, Inc.                                California
- --------------------------------------------------------------------------------------------------------------------------
Zanker Road Resource Management                           California
Co.
==========================================================================================================================
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


2.  PARTNERSHIPS

===================================================================================================================
                    COMPANY                                STATE OF                     DOING BUSINESS AS
                 (LEGAL NAME)                            JURISDICTION
- -------------------------------------------------------------------------------------------------------------------
American Canyon Development                               California
Company
- -------------------------------------------------------------------------------------------------------------------
Biosystems Management                                     California
International
- -------------------------------------------------------------------------------------------------------------------
Hilltop Retail Plaza                                      California
- -------------------------------------------------------------------------------------------------------------------
Tri-County Development Co.                                California
- -------------------------------------------------------------------------------------------------------------------
Vacaville Fill                                            California
- -------------------------------------------------------------------------------------------------------------------
Zuniba Development Company                                California
===================================================================================================================
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